BLACKROCK FUNDSSM

BlackRock Flexible Equity Fund

(the “Fund”)

Supplement dated April 6, 2017 to the

Statement of Additional Information (“SAI”) of the Fund, dated January 27, 2017

Effective March 29, 2017, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as follows:

The heading and first paragraph are deleted in their entirety and replaced with the following:

Information Regarding the Portfolio Managers

Peter Stournaras, CFA, and Todd Burnside are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are jointly and primarily responsible for the day-to-day portfolio management as of September 30, 2016.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter Stournaras, CFA	13	5	1	0	0	0
	$7.38 Billion	$1.04 Billion	$5.90 Million	$0	$0	$0
Todd Burnside*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

* Information provided for Mr. Burnside is as of February 28, 2017.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information for Mr. Burnside is as of February 28, 2017.

The last sentence of the first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to the portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Peter Stournaras, CFA	Lipper Large-Cap Core, Lipper Large-Cap Growth and Lipper Large-Cap Value Fund Classifications
Todd Burnside	Russell 1000 Index (Gross Total Return), S&P 500 Index, FTSE North America in GBP, MSCI Developed — US Net TR Index, FTSE United States in GBP, 60% S&P 500, 20% S&P TSX and 20% Mexico IPC (USD), Russell 1000, expressed in EUR; Russell 1000 Growth Index, Russell 1000 Value Index (Total Return), Morningstar US Flex-Cap Equity Classification, Morningstar Large Blend Classification, Investment Association North America Classification, Morningstar Large Growth Classification, Morningstar Large Value Classification and Lipper Options Arbitrage/Opt Strategies Funds Classification

The last sentence of the sub-section entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

The portfolio managers of this Fund have unvested long-term incentive awards.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of September 30, 2016, the dollar range of securities beneficially owned by the portfolio managers in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Peter Stournaras, CFA	$10,001 - $50,000
Todd Burnside*	None

* Information provided for Mr. Burnside is as of February 28, 2017.

The last sentence of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

* * *

Shareholders should retain this Supplement for future reference.

SAI-FLEQ-0417SUP

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